Exhibit 99.2

2018 Third Quarter Results Earnings Release Presentation October 16, 2018 Filed by PacWest Bancorp pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: El Dorado Savings Bank, F.S.B. Commission File No.: 001-36408

This communication contains certain forward-looking information about PacWest, El Dorado Savings Bank, and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts such as our ability to complete the El Dorado Savings Bank transaction, including obtaining required regulatory approvals and approval by the stockholders of El Dorado Savings Bank, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; and the possibility that personnel changes/retention will not proceed as planned. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Third Quarter Highlights 4 Investment Securities 9 Loans and Leases 11 Credit Quality 15 Deposits 19 Controlled Expenses 22 Non-GAAP Measurements 25 Presentation Index

Third Quarter Highlights

Third Quarter Highlights Robust Earnings Net earnings of $116.3 million EPS of $0.94 ROAA and ROATE of 1.89% and 21.61% (1) Industry Leading Net Interest Margin Tax equivalent NIM of 4.99%; YTD tax equivalent NIM of 5.09% Tax equivalent yield on average loans and leases of 6.20% for Q3 and YTD Low Efficiency Ratio Efficiency ratio of 40.9% Average branch size of $238 million in deposits Noninterest expense to average assets of 2.09% Profitable Deposit Base Cost of average total deposits of 46bps, up 9bps from Q2 Core deposits steady at 87% of total deposits Pending El Dorado Savings Bank acquisition will provide approximately $2.0 billion of stable core deposits Loan and Lease Production and Credit Quality Loan and lease production of $1.32 billion; up 4.8% from Q2 Net loan and lease growth of $345 million; growth across all business lines NPAs to total loans and leases and foreclosed assets of 0.68%; 0.69% in Q2 Net charge-offs to average loans and leases of 0.04%; 0.41% in Q2 Net charge-offs 48% lower for YTD 2018 compared to same period in 2017 Strong Capital Levels Tangible common equity ratio of 9.61% (1) CET1 and total capital ratios of 10.17% and 13.02% See “Non-GAAP Measurements” slide on page 25.

Financial Highlights See “Non-GAAP Measurements” slide on page 25. ? ($ in millions, except per share amounts) 3Q18 2Q18 Q / Q Total Assets 24,782 $ 24,530 $ 1% Loans and Leases Held for Investment, net of deferred fees 17,230 $ 16,885 $ 2% Total Deposits 17,880 $ 17,929 $ 0% Core Deposits 15,513 $ 15,586 $ 0% Net Earnings 116.3 $ 115.7 $ 1% Earnings Per Share 0.94 $ 0.92 $ 2% Return on Average Assets ("ROAA") 1.89% 1.93% -0.04 Return on Average Tangible Equity ("ROATE") (1) 21.61% 20.98% 0.63 Tangible Common Equity Ratio (1) 9.61% 9.86% -0.25 Tangible Book Value Per Share (1) 17.28 $ 17.35 $ 0% Net Interest Margin 4.99% 5.18% -0.19 Efficiency Ratio 40.9% 39.8% 1.1

Solid Earnings Track Record ($ in millions, except Diluted EPS) 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Net Earnings 85.6 $ 78.7 $ 93.6 $ 101.5 $ 84.0 $ 118.3 $ 115.7 $ 116.3 $ Diluted EPS 0.71 $ 0.65 $ 0.77 $ 0.84 $ 0.66 $ 0.93 $ 0.92 $ 0.94 $ $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $20 $40 $60 $80 $100 $120 $140 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Diluted EPS Millions Net Earnings Diluted EPS

Solid Capital Position – 3Q18 (Preliminary)


TCE / TA
12.19% 11.54% 11.67% 11.75% 12.02% 10.50% 10.43% 9.86% 9.61%
8.92% 8.64% 8.80% 8.81% 8.87% 8.79% 9.25% 9.28%
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
PACW
Median Banks $15-$25B


T1 Leverage
12.13% 11.91% 11.87% 11.90% 12.02% 10.66% 10.66% 10.33% 10.10%
9.14% 9.28% 9.29% 9.33% 9.33% 9.55% 9.45% 9.40%
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
PACW
Median Banks $15-$25B


Total Capital
16.18% 15.56% 15.56% 15.42% 15.74% 13.75% 14.11% 13.48% 13.02%
13.05% 13.22% 13.16% 13.34% 13.17% 13.20% 13.26% 13.25%
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
PACW
Median Banks $15-$25B


CET1
12.83% 12.31% 12.31% 12.28% 12.52% 10.91% 11.16% 10.59% 10.17%
10.44% 10.90% 10.88% 11.00% 10.87% 10.74% 10.70% 10.75%
3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18
PACW
Median Banks $15-$25B

PacWest Bancorp

Source: SNL Financial. Peer data through 2Q18.

Third Quarter 2018 | PACW | p. 8

Investment Securities

3.07% overall portfolio tax equivalent yield (2) (1) Fair value (2) Yield is for 3Q18 Investment Portfolio Average Life and Effective Duration Municipal Securities Composition Diversified Investment Portfolio S&P Ratings % Total Issue Type % Total AAA 9% G.O. Limited 7% AA 81% G.O. Unlimited 43% A 3% Revenue 50% BBB 1% Not rated 6% 100% 100% Municipal Securities 6.8 7.0 6.5 6.4 6.3 5.9 6.0 5.7 5.6 5.3 4 5 6 7 8 3Q17 4Q17 1Q18 2Q18 3Q18 Years Average Life Effective Duration U.S. Treasuries, $397.6mm, 10% SBA Securities, $67.6mm, 2% Agency Residential MBS, $249.8mm, 7% Agency Residential CMOs, $569.6mm, 15% Agency Commercial MBS, $1,077.0mm, 28% Private CMOs, $110.5mm, 3% Municipal Securities, $1,271.6mm, 33% Other, $76.6mm, 2% $3.8 Billion Total Portfolio (1)

Loans and Leases

Diversified Loan and Lease Portfolio Commercial Mortgage Residential Mortgage Commercial Construction Residential Construction Asset - based Venture capital Other commercial Consumer As of September 30, 2018 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,933 $ 28% 4,339 $ 28% Residential 2,746 16% 1,850 12% Total Real Estate Mortgage 7,679 44% 6,189 40% RE Construction & Land: Commercial 854 5% 681 4% Residential 1,147 7% 568 4% Total RE Construction & Land 2,001 12% 1,249 8% Total Real Estate 9,680 56% 7,438 48% Asset-based 3,222 19% 2,793 18% Venture capital 2,032 12% 1,959 12% Other commercial 1,898 11% 3,114 20% Total Commercial 7,152 42% 7,866 50% Consumer 398 2% 386 2% Total Loans HFI (1)(2) 17,230 $ 100% 15,690 $ 100% (1) Net of deferred fees and costs (2) In 4Q17 we acquired $2.1 billion in loans from the acquisition of CUB and we sold $1.5 billion in cash flow loans. 9/30/2018 9/30/2017

Diversified Loan and Lease Portfolio Other commercial RE, $4,383mm, 45% Income producing residential, $2,619mm, 27% Owner - occupied residential, $127mm, 1% SBA, $550mm, 6% Construction & land, $2,001mm, 21% Real Estate ($9.7B) HOA Loans, $68mm, 3% Secured Business Loans, $693mm, 37% Unsecured Business Loans, $224mm, 12% Security Monitoring, $607mm, 32% Cash Flow, $109mm, 6% Municipal, $115mm, 6% SBA, $83mm, 4% Other Commercial ($1.9B) Lender Finance & Timeshare, $1,817mm, 56% Equipment Finance, $683mm, 21% Premium Finance, $315mm, 10% Other, $407mm, 13% Asset - Based ($3.2B) Later Stage, $136mm, 7% Expansion Stage, $975mm, 48% Equity Fund Loans, $628mm, 31% Early Stage, $293mm, 14% Venture Capital ($2.0B)

Loan and Lease Production of $1.32 Billion in 3Q18 The weighted average rate on new production presents contractual rates and does not include amortized fees. Amortized fees added approximately 31 basis points to loan yields in 2018. 2018 rates are on tax-equivalent basis. $1,003 $1,556 $745 $1,257 $1,316 $722 $724 $747 $1,204 $967 $903 $729 $931 $1,154 $1,133 $638 $813 $936 $829 $795 $1,725 $2,280 $1,492 $2,461 $2,283 $1,541 $1,542 $1,867 $1,983 $1,928 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q3 Q4 Q1 Q2 Q3 2017 2018 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Avg Production/Disbursements Avg Payoffs/Paydowns Rate on Production ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Change Rate on Production (1)(2) 3Q18 2,283 $ 1,928 $ 355 $ 5.17% 2Q18 2,461 1,983 478 5.04% 1Q18 1,492 1,867 (375) 5.37% 4Q17 2,280 1,542 738 4.95% 3Q17 1,725 1,541 184 5.04%

Credit Quality

Credit Quality Trends[1]

($ in thousands)		3Q17	4Q17	1Q18	2Q18	3Q18
Nonaccrual Loans and Leases HFI	$	157,697	155,784	103,725	113,745	112,972
As a % of Loans and Leases HFI	%	1.01%	0.92%	0.63%	0.67%	0.66%
Nonperforming Assets (NPAs)	$	169,327	157,113	105,461	115,976	117,379
As a % of Loans and Leases & Foreclosed Assets	%	1.08%	0.93%	0.64%	0.69%	0.68%
Classified Loans and Leases HFI[2]	$	344,777	278,405	208,042	236,292	260,459
As a % of Loans and Leases HFI	%	2.21%	1.65%	1.26%	1.40%	1.51%
Credit Loss Provision	$	15,500	6,500	4,000	17,500	11,500
As a % of Average Loans and Leases (annualized)	%	0.40%	0.15%	0.10%	0.43%	0.28%
Trailing Twelve Months Net Charge-offs	$	53,991	62,957	49,723	45,912	46,568
As a % of Average Loans and Leases	%	0.35%	0.40%	0.31%	0.28%	0.28%
Allowance for Credit Losses (ACL) [3]	$	173,579	161,647	167,136	167,500	177,281
As a % of Loans and Leases HFI	%	1.11%	0.96%	1.02%	0.99%	1.03%
ACL / Nonaccrual Loans and Leases HFI	%	110.07%	103.76%	161.14%	147.26%	156.93%

(1) Amounts and ratios related to 2018 periods are for total loans and leases. Amounts and ratios for 2017 periods are for Non-PCI loans and leases.
(2) Classified loans and leases are those with a credit risk rating of substandard or doubtful.
(3) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments.

PacWest Bancorp

Third Quarter 2018 | PACW | p. 16

Key Credit Trends – Loans HFI Ratios related to 2018 periods are for total loans and leases. Ratios for 2017 periods are for Non-PCI loans and leases. 1.11% 0.96% 1.02% 0.99% 1.03% 3Q17 4Q17 1Q18 2Q18 3Q18 ACL / Loans and Leases 2.21% 1.65% 1.26% 1.40% 1.51% 3Q17 4Q17 1Q18 2Q18 3Q18 Classified Loans and Leases/ Loans and Leases 1.01% 0.92% 0.63% 0.67% 0.66% 3Q17 4Q17 1Q18 2Q18 3Q18 Nonaccrual Loans and Leases / Loans and Leases 1.08% 0.93% 0.64% 0.69% 0.68% 3Q17 4Q17 1Q18 2Q18 3Q18 NPAs / Loans and Leases and Foreclosed Assets

Nonaccrual & Delinquent Loan and Lease Detail % of Loan % of Loan 9/30/2018 6/30/2018 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 29,723 $ 0.6% 33,105 $ 0.7% 824 $ 2,620 $ Residential 3,259 0.1% 3,527 0.1% 5,436 2,983 Total real estate mortgage 32,982 0.4% 36,632 0.5% 6,260 5,603 Real estate construction and land: Commercial - 0.0% - 0.0% - - Residential - 0.0% 10,450 1.0% 8,498 5,969 Total R.E. construction and land - 0.0% 10,450 0.6% 8,498 5,969 Commercial: Asset-based 34,619 1.1% 29,677 0.9% - - Venture capital 35,520 1.7% 27,940 1.4% 1,028 - Other commercial 9,579 0.5% 8,782 0.5% 222 230 Total commercial 79,718 1.1% 66,399 0.9% 1,250 230 Consumer 272 0.1% 264 0.1% 605 75 Total 112,972 $ 0.7% 113,745 $ 0.7% 16,613 $ 11,877 $ 9/30/2018 Nonaccrual Loans and Leases 6/30/2018 Accruing and 30 -89 Days Past Due

Deposits

Does not include $2.0 billion and $1.9 billion of client investment funds held at September 30, 2018 and September 30, 2017, respectively. Deposit Detail Core: 87% Core: 81% ($ in millions) Deposit Category Amount % of Total Amount % of Total Noninterest-bearing demand deposits 7,834 $ 44% 6,912 $ 41% Interest checking deposits 2,278 13% 1,957 12% Money market deposits 4,783 27% 3,967 24% Savings deposits 618 3% 695 4% Total core deposits 15,513 87% 13,531 81% Non-core non-maturity deposits 483 3% 1,119 6% Total non-maturity deposits 15,996 90% 14,650 87% Time deposits $250,000 and under 1,509 8% 1,770 11% Time deposits over $250,000 374 2% 353 2% Total time deposits 1,883 10% 2,123 13% Total deposits (1) 17,879 $ 100% 16,773 $ 100% September 30, 2018 September 30, 2017 Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Non - core non - maturity deposits Time deposits $250,000 and under Time deposits over $250,000 September 30, 2018 Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Non - core non - maturity deposits Time deposits $250,000 and under Time deposits over $250,000 September 30, 2017

Deposit Portfolio Includes brokered deposits of $616 million with a weighted average maturity of 6 months and a weighted average cost of 2.03%. $16.8 $18.9 $18.1 $17.9 $17.9 0.52% 0.53% 0.56% 0.68% 0.83% 0.31% 0.30% 0.31% 0.37% 0.46% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 0.0 5.0 10.0 15.0 20.0 25.0 3Q17 4Q17 1Q18 2Q18 3Q18 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Interest-Bearing Deposits Cost of Total Deposits ($ in millions) Time Deposits Time Deposits Total $250,000 Over Time Time Deposit Maturities and Under $250,000 Deposits Due in three months or less 520 $ 113 $ 633 $ Due in over three months through six months 350 160 510 Due in over six months through twelve months 519 59 578 Due in over 12 months through 24 months 94 39 133 Due in over 24 months 26 3 29 Total 1,509 $ (1) 374 $ 1,883 $ September 30, 2018

Controlled Expenses

Source: SNL Financial. Peer data through 2Q18. Efficiency Ratio Trend 38.5% 40.6% 40.1% 40.1% 41.4% 40.3% 40.4% 41.0% 41.7% 39.8% 40.9% 64.2% 63.0% 61.6% 62.9% 62.6% 61.2% 59.8% 63.2% 59.1% 58.8% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 PACW Efficiency Ratio Median Efficiency Ratio Banks $15-$25B

Focus and Execution Drive Efficiency 41.6% 38.5% 39.8% 40.8% 41.7% 39.8% 40.9% 2014 2015 2016 2017 Q1'18 Q2'18 Q3'18 Efficiency Ratio $147 $193 $203 $245 $238 $239 $238 2014 2015 2016 2017 Q1'18 Q2'18 Q3'18 Average Branch Size ($ - M)

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,741,685	$ 4,777,959	$ 4,867,490	$ 4,977,598	$ 4,610,668
Less: Intangible assets	2,610,776	2,616,363	2,621,950	2,628,296	2,201,137
Tangible common equity	$ 2,130,909	$ 2,161,596	$ 2,245,540	$ 2,349,302	$ 2,409,531
Total assets	$ 24,782,126	$ 24,529,557	$ 24,149,330	$ 24,994,876	$ 22,242,932
Less: Intangible assets	2,610,776	2,616,363	2,621,950	2,628,296	2,201,137
Tangible assets	$ 22,171,350	$ 21,913,194	$ 21,527,380	$ 22,366,580	$ 20,041,795
Tangible common equity ratio (1)	9.61%	9.86%	10.43%	10.50%	12.02%
Tangible book value per share (2)	$ 17.28	$ 17.35	$ 17.75	$ 18.24	$ 19.84
Shares outstanding	123,283,450	124,567,950	126,537,871	128,782,878	121,449,794
Return on Average Tangible Equity					
Net earnings	$ 116,287	$ 115,735	$ 118,276	$ 84,037	$ 101,466
Average stockholders' equity	$ 4,748,819	$ 4,832,480	$ 4,901,207	$ 4,920,498	$ 4,592,489
Less: Average intangible assets	2,614,055	2,619,351	2,625,593	2,495,876	2,202,922
Average tangible common equity	$ 2,134,764	$ 2,213,129	$ 2,275,614	$ 2,424,622	$ 2,389,567
Return on average tangible equity (3)	21.61%	20.98%	21.08%	13.75%	16.85%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

Third Quarter 2018 | PACW | p. 25